Exhibit 99.1

Zynex Expands Corporate Headquarters to Accommodate Growth

Englewood, CO January 7, 2020.   Zynex, Inc. (NASDAQ: ZYXI), an innovative medical technology company specializing in the manufacture and sale of non-invasive medical devices for pain management, stroke rehabilitation, cardiac monitoring and neurological diagnostics, announced today that it has signed an addendum to its corporate headquarters building lease expanding the footprint to 86,000 square feet, a 36% increase.

Thomas Sandgaard, CEO said: “Our order and revenue growth has put pressure on expanding our corporate headquarters and we were fortunate to have a Right of First Refusal to add additional space with our existing building. We moved in two years ago and have since doubled our square footage due to expanding shipments and employee additions. We are well prepared for future growth as we continue to add sales representatives across the country at a rapid rate.”

About Zynex, Inc.
Zynex, founded in 1996, markets and sells its own design of electrotherapy medical devices used for pain management and rehabilitation; and the company's proprietary NeuroMove device designed to help recovery of stroke and spinal cord injury patients. Zynex is also developing a new blood volume monitor for use in hospitals and surgery centers. For additional information, please visit: www.zynex.com.

Safe Harbor Statement

This release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those that express plans, anticipation, intent, contingency, goals, targets or future development and/or otherwise are not statements of historical fact.

In some cases, you can identify forward-looking statements by terminology, such as “expects,” “anticipates,” “intends,” “estimates,” “plans,” “believes,” “seeks,” “may,” “should,” “could,” “will,” “future,” “projects,” “strategy,” or the negative of such terms or other similar expressions.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results to materially differ from forward-looking statements include, but are not limited to, the need to obtain FDA clearance and CE marking of new products, the acceptance of new products as well as existing products by doctors and hospitals, larger competitors with greater financial resources, the need to keep pace with technological changes, our dependence on the reimbursement for our products from health insurance companies, our dependence on third party manufacturers to produce our goods on time and to our specifications, implementation of our sales strategy including a strong direct sales force and other risks described in our filings with the Securities and Exchange Commission including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2018.

Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contact:

Zynex, Inc.

(303) 703-4906

Investor Relations Contact:

Amato and Partners, LLC

Investor Relations Counsel

admin@amatoandpartners.com